CONFORMED COPY


                               14th November 1997







                             PROSPECT INDUSTRIES PLC



                          PROSPECT ENGINEERING LIMITED



                           DUNN INTERNATIONAL LIMITED



                               THE SHAW GROUP INC.



                                 SALE AGREEMENT







                                               FRESHFIELDS



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                                    CONTENTS


Clause                                                                    Page

INTERPRETATION..............................................................1

2.    SALE OF THE SHARES AND PRICE..........................................4

3.    CONDITION PRECEDENT...................................................5

4.    COMPLETION............................................................5

5.    TITLE AND SUPPLEMENTARY PROVISIONS....................................6

6.    INTELLECTUAL PROPERTY RIGHTS..........................................7

7.    EMPLOYEES.............................................................7

8.    POST-COMPLETION UNDERTAKINGS..........................................7

9.    WARRANTIES............................................................8

10.   LIMITATIONS ON CLAIMS.................................................8

11.   PENSION SCHEMES.......................................................8

12.   LIABILITIES...........................................................9

13.   VAT...................................................................9

14.   RIGHTS OF ADMINISTRATIVE RECEIVERS...................................10

15.   ENTIRE AGREEMENT.....................................................10

16.   VARIATION............................................................10

17.  ASSIGNMENT............................................................11

18.   ANNOUNCEMENT.........................................................11

19.   COSTS................................................................11

20.   INVALIDITY...........................................................11

21.  FURTHER ASSURANCE.....................................................11

22.   NOTICES..............................................................11






                                       -I-

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23.   COUNTERPARTS.......................................................12

24.   GOVERNING LAW......................................................12

25.   JURISDICTION.......................................................12

26.   AGENT FOR SERVICE OF PROCESS.......................................12








                                      -II-

THIS AGREEMENT is made on 14th November 1997

BETWEEN:

(1) PROSPECT INDUSTRIES PLC whose registered office is at Stores Road, Derby, Derbyshire DE21 4BG (the Vendor);

(2) PROSPECT ENGINEERING LIMITED whose registered office is at Stores Road, Derby, Derbyshire DE21 4BG (PEL);

(3) DUNN INTERNATIONAL LIMITED whose registered office is at Stores Road, Derby, Derbyshire DE21 4BG (Dunn); and

(4) THE SHAW GROUP INC. whose registered office is at 11100 Mead Road, Second Floor, Baton Rouge, Louisiana, USA 70816 (the Purchaser).

WHEREAS:

The Vendor has agreed to sell, or procure the sale, and the Purchaser has agreed to purchase, or procure the purchase, of:

(1) the entire issued and outstanding share capital of Aiton Australia Pty. Limited, Prospect Industries Overseas Limited and two thirds of the issued share capital of Inflo Control Systems Limited (each a Company and collectively the Companies);

(2) the entire issued and outstanding share capital of Prospect Industries Money Purchase and Prospect Industries Pensions (each a Pension Company and collectively the Pension Companies); and

(3)   the business and certain assets of PEL,

for the consideration, and on the terms and conditions set out, in this Agreement.

IT IS AGREED as follows:

INTERPRETATION

1.1 In this Agreement, the following expressions shall have the following meanings:

Aiton Australia means Aiton Australia Pty. Limited whose registered office is at 1/23 Rowood Road, Prospect, New South Wales, Australia, further details of which are set out in Part 1 of Schedule 1;

Assets means the BPA Distribution, the Claims, the Contracts, Fixed Assets, goodwill, the Intellectual Property Rights, the Property, the Stock, Sundry Debtors, Tender Offers and Trade Debtors and any and all other assets used in and rights relating to the Business save for the Excluded Assets (and, for the avoidance of doubt, save for those assets otherwise excluded by this Agreement from the sale and purchase hereunder);

Assignment of Trade Marks means the assignment relating to the use of the names "Prospect", "Aiton", "Greenbank" and "Dunn" and any goodwill attached thereto in the agreed form between, inter alia, the Vendor, PA No.2 and PA No.3;

Bank means Midland Bank plc;

BPA Distribution all rights of PEL in and to any distributions due or to become due to PEL in connection with the BPA Joint Venture Agreement dated 1 July 1987;

Business means the business carried on by PEL at the date of this Agreement;

Claims means all rights arising from or in relation to the issue of any notice, letter or other document by or on behalf of PEL or Dunn from which a liability of whatsoever nature or kind that has accrued for the benefit of PEL and/or Dunn against another party, including, without limitation, all such rights in and to the following claims:

(A) Dunn International Limited v. Walther & Cie AG AZ 850 182 195 (19.11.96) 195-238 876 20; and

(B)   (1)........................................Dunn International Limited v.
      Chaudronnerie de L'Est;
      (2)...............................................................Prospect
      Engineering Limited Case No: 1994 - ORB No. 313;

Completion means completion of the sale and purchase of the Shares and the Assets under this Agreement;

Contracts means the benefit but not the burden of all Intellectual Property Licences and equipment contracts and leases used in the Business and the benefit but not the burden of those agreements and arrangements listed in Schedule 2 to this Agreement but excludes all other contracts, sub-contracts, and all agreements and other arrangements with customers, creditors, suppliers and sub-contractors in relation to the Business;

Costs means liabilities, losses, damages, costs (including legal costs) and expenses, in each case of any nature whatsoever;

Deed of Indemnity means the deed of indemnity from the Purchaser to the Bank relating to Letters of Credit, Bonds and Guarantees in the agreed form;

Deed of Indemnity relating to Preferential Debts means the deed of indemnity from the Purchaser to the Bank relating to the preferential creditors of the Vendor and PEL;

Deed of Release over the assets being sold by PEL means the deed of release between the Bank and PEL over the assets being sold by PEL including the issued share capital of Aiton Australia in the agreed form;

Deed of Release relating to intra group indebtedness means the deed of release in the agreed form between, inter alia, the Vendor and the Companies relating to the release of the Companies from certain intra group indebtedness;

Deed of Release releasing the US companies from their guarantees and releasing the US security agreement means the deed of release in the agreed form between, inter alia, Connex Pipe Systems Inc., CBP Engineering Corporation and Prospect Industries (Holdings) Inc.;

Employees means all the employees of the Vendor or PEL immediately prior to Completion (and, for the avoidance of doubt, excludes any employee employed in any other member of the Vendor's Group);

Excluded Assets means the assets listed in Schedule 3 of this Agreement;

Fixed Assets means all plant, machinery, motor vehicles, furniture, tools and equipment owned by the Vendor or PEL and used in the Business (for the avoidance of doubt, excluding for this purpose plant and machinery which are the subject of equipment leases and included in the term Contracts);

Inflo means Inflo Control Systems Limited whose registered office is at Stores Road, aforesaid further details of which are set out in Part 3 of Schedule 1;

Intellectual Property Licences means all existing agreements or arrangements between PEL and third parties insofar as they relate to the use of Intellectual Property Rights which have direct application to the Business;

Intellectual Property Rights means copyright (including rights in computer software), rights in know-how, trade marks, service marks (including without limitation the names "Prospect", "Aiton", "Greenbank" and "Dunn" and any goodwill attached thereto) and any other intellectual property rights, in each case whether registered or unregistered and including applications for the grant of any such rights and all rights or forms of protection having equivalent or similar effect anywhere in the world;

Landlord means the person who is lessor/landlord under the Relevant Lease and is entitled to the freehold or leasehold reversion immediately expectant upon the term granted by the Relevant Lease and the successors in title and assigns of such person and includes the person or persons entitled to the freehold and any other interest in reversion which is superior to the interest of the lessor/landlord under the Relevant Lease;

the Leases means the leases dated 27 July 1953, 12 December 1960, 22 November 1968 between the Mayor Aldermen and Burgesses of the Borough of Derby (1) and Aiton and Co. Limited (2), the lease dated 11 March 1992 between Derbyshire County Council (1) and Aiton and Co. Limited (2) and the lease dated 3 September 1976 between Derby Borough Council (1) and Aiton and Co. Limited and Relevant Lease shall be construed accordingly;

LPMPA means the Law of Property (Miscellaneous Provisions) Act 1994;

Pension Schemes means Prospect Industries 1995 Pension Scheme and Prospect Industries Pension
Plan;

PA No. 2 means Pike Acquisition No. 2 Limited whose registered office is c/o Pipework Engineering Developments of Neachells Lane, Wednesfield, Wolverhampton WV11 3QH;

PA No. 3 means Pike Acquisition No. 3 Limited whose registered office is c/o Pipework Engineering Limited of Neachells Lane, Wednesfield, Wolverhampton WV11 3QH;

Preferential Deed of Indemnity means the deed of indemnity from the Purchaser to the Vendor and PEL relating to the preferential creditors of the Vendor and PEL;

Property means the land and buildings at Stores Road, Derby being part freehold and registered at HM Land Registry under title no. DY117067 and part leasehold and held by the Vendor under the Leases together with all fixtures and fittings;

Prospect Industries Money Purchase means Prospect Industries Money Purchase Pensions Limited whose registered office is at Stores Road, Derby, Derbyshire DE21 4BG, further details of which are set out in Part 6 of Schedule 1;

Prospect Industries Overseas means Prospect Industries Overseas Limited whose registered office is at Stores Road, aforesaid, further details of which are set out in Part 2 of Schedule 1;

Prospect Industries Pensions means Prospect Industries Pension Limited, whose registered office is at Stores Road, Derby, Derbyshire DE21 4BG, details of which are set out in Part 5 of Schedule 1;

Purchaser's Group means the Purchaser, any holding company from time to time of the Purchaser and any subsidiary from time to time of the Purchaser or any such holding company (with holding company and subsidiary being construed in accordance with section 736 of the Companies Act 1985);

security   interest  means  any  security  interest  of  any  nature  whatsoever including, without limitation, any mortgage, charge, pledge, lien, assignment by way of security or other encumbrance;

Shares means all of the issued shares in Aiton Australia (the Aiton Shares), Prospect Industries Pensions (Pensions Shares), Prospect Industries Money Purchase (Money Purchase Shares), Prospect Industries Overseas Limited (the Prospect Shares), the 667 Capital "B" issued shares in Inflo (Inflo Shares) which are legally and beneficially owned by, in the case of the Pensions Shares, Money Purchase Shares and the Prospect Shares, the Vendor and, in the case of the Aiton Shares, PEL;

Stock means raw materials and work-in progress (including unbilled receivables) associated with contracts or other agreements or arrangements of the Business;

Sundry Debtors means accounts receivable in connection with the non-trading activities of PEL at the date of Completion or which have or will become due thereafter by or in respect of non-trading activities including prepayments, VAT input recovery and other debit balances;

Tender Offers means all rights of PEL in and to any tender offer issued by PEL including any such tender offers which are subsequently converted into a binding agreement or arrangement;

Trade Debtors means amounts receivable in connection with the trading activities of PEL at the date of Completion or which have or will become due thereafter by or in respect of trade debtors including work-in-progress and unbilled receivables and inter-company indebtedness incurred in the course of the business of PEL by other members of the Vendor's Group;

Transfers means the assignments or transfers of the Property by the Vendors under this Agreement in the agreed form;

Vendor's Group means the Vendor, any holding company from time to time of the Vendor and any subsidiary from time to time of the Vendor or any such holding company (with holding company and subsidiary being construed in accordance with section 736 of the Companies Act 1985);

Warranties means the representations and warranties set out in Schedule 6.

1.2   In this Agreement:

(a) the headings are inserted for convenience only and shall not affect the construction of this Agreement;

(b) any statement qualified by the expression to the best knowledge of the Vendor or so far as the Vendor is aware or any similar expression shall be deemed to include an additional statement that it has been made after due and careful enquiry;

(c) any reference to a document in the agreed form is to the form of the relevant document agreed between the parties and initialled for the purpose of identification.

SALE OF THE SHARES AND PRICE

2.1 The Vendor shall sell or procure the sale of the Pensions Shares, the Money Purchase Shares, the Prospect Shares and the Inflo Shares and PEL shall sell or procure the sale of the Aiton Shares and the Assets and the Purchaser shall purchase or procure the purchase, of the Shares and the Assets, on the terms that the same covenants shall be deemed to be given by the Vendor (in relation to the Pensions

Shares, the Money Purchase Shares, the Prospect Shares and the Inflo Shares), by PEL (in relation to the Assets and the Aiton Shares) on Completion as are implied under Part I of the LPMPA where a disposition is expressed to be made with full title guarantee. The Shares and the Assets shall be sold free from all security interests, options, equities, claims or other third party rights (including, in the case of the Shares, rights of pre-emption) of any nature whatsoever, together with all rights attaching to them.

2.2 The total price payable by the Purchaser to the Vendor and PEL for the Shares and the Assets shall be the sum of (pound)9,362,225. The apportionment of the consideration between the Shares and the respective assets comprised in the Assets shall be as set out in Schedule 4 to this Agreement.

2.3 If any payment is made by the Vendor to the Purchaser under or in respect of any breach of this Agreement (including, without limitation, any claim, the payment shall so far as possible be treated as a reduction in the price paid for the Shares and thereafter as a reduction in the price paid for the property.

2.4 Save as expressly contemplated by this Agreement, neither the Purchaser nor any member of the Purchaser's Group shall acquire any Excluded Asset or, in accordance with Clause 12, any debt, liability or obligations of any nature whatsoever of any member of the Vendor's Group.

CONDITION PRECEDENT

3.1 Completion of the sale and purchase of the Shares and the Assets shall be conditional upon the Vendor having delivered to the Purchaser the Deed of Release relating to intra group indebtedness duly executed by the Vendor and the other members of the Vendor's Group.

3.2 The Vendor undertakes to use all reasonable endeavours to ensure that the Condition Precedent set out in clause 3.1 is fulfilled as soon as reasonably practicable and in any event by no later than midnight on Friday 14 November 1997.

3.3 If the Condition Precedent set out in clause 3.1 has not been fulfilled on or before the date specified in clause 3.2, this Agreement (other than clause
20) shall automatically terminate and no party shall have any claim of any nature whatsoever against the other part under this Agreement (save in respect of its accrued rights arising from any prior breach of this Agreement).

3.4 The Purchaser reserves the right upon written notice to the Vendor to waive to such extent as it may think fit compliance with the Condition Precedent set out in clause 3.1 but without prejudice to any other rights the Purchaser may have under this Agreement.

COMPLETION

4.1 The sale and purchase of the Shares and the Assets shall be completed as soon as practicable after the fulfilment of the Condition Precedent set out in clause 3.1 and at a time and date mutually agreed between the Vendor and the Purchaser, but in any event no later than midnight on Friday, 14 November 1997. Completion shall take place at a location nominated by the Purchaser in Amsterdam. The events referred to in the following provisions of this clause 4 shall take place on Completion.

4.2 At Completion, the Vendor shall deliver (or take steps to be delivered) to the Purchaser or such person or persons as the Purchaser may direct (being one or more wholly owned subsidiaries of the Purchaser):

(a)   duly executed  transfers into the name of the Purchaser or its nominees in
      respect  of  all  of  the  Shares,   together  with  the  relative   share
      certificates (if available);

(b) the Certificate or Articles of Incorporation, as the case may be, Common Seal, Share Register and Share Certificate Books (with any unissued share certificates), all minute books and other statutory books of the Companies and the Pensions Companies;

(c) the Deed of Release over the assets and shares in Aiton Australia being sold by PEL and the Deed of Release releasing the US companies from their guarantees and releasing the US security agreement all in the agreed form and in each case duly executed as a deed by the Bank;

(d) (i) executed and completed transfers of the Property; and (ii) duly executed Form(s) 53, and deeds of release (as appropriate) in relation to the Property held under the Leases and in relation to the freehold land registered at HM Land Registry under title number DY117067 in the agreed form) together with all deeds and documents of title relating thereto;

(e) the Assignments of Trade Marks in the agreed form duly executed by the Vendor;

(f) possession of those of the Assets which are tangible assets.

4.3 At Completion, the Purchaser will deliver to the Vendor (or such person as the Vendor may direct):

(a) the Deed of Indemnity relating to Preference Debts duly executed by the Purchaser;

(b) the Deed of Indemnity in favour of the Bank in the agreed form; and

(c) the Preferential Deed of Indemnity.

4.4 The Purchaser shall in satisfaction of its obligations under clause 2.2, release to the order of the Bank's Solicitors the sum of (pound)9,362,225 which was paid by electronic funds transfer from the Purchaser's Solicitors to the Bank's Solicitor's Client Account on Thursday 13 November 1997.

Any payment made in accordance with clause 4.7 shall constitute a good discharge for the Purchaser of its obligations under clause 2.2 and the Purchaser shall not be concerned to see that the funds are applied in payment to the Vendor or the Bank.

TITLE AND SUPPLEMENTARY PROVISIONS

5.1 Beneficial ownership and risk in respect of the Assets shall pass to the Purchaser on Completion. Title to all Assets which are capable of transfer by delivery shall pass on delivery and such delivery shall be deemed to take place at the Property on Completion. Subject to the provisions of clauses 5.2 and 5.3, PEL shall be a trustee for the Purchaser in respect of all the Assets until the same shall have been actually delivered and/or, in the case of Assets not capable of transfer by delivery, formally transferred or assigned to the Purchaser.

5.2 Insofar as Contracts which cannot effectively be assigned or transferred by PEL to the Purchaser, or such other person as the Purchaser may direct, except by agreements of novation or without obtaining a consent, an approval, a waiver or the like from a third party (Consents):


(a) PEL shall (upon the request of the Purchaser) take all reasonable steps to procure that such Contracts are novated or the necessary Consents obtained and the Purchaser shall co-operate with the Vendor for such purpose and reimburse the Purchaser's reasonable out-of-pocket expenses;

(b) unless or until any such Contract is so novated or assigned or any necessary Consent is obtained, PEL shall receive and hold the benefit of the relevant Contract as agent for the Purchaser and shall accordingly pay to the Purchaser promptly upon receipt any sums received by it under any such Contract;

(c) the Purchaser shall (at the Purchaser's cost) assist the Vendor to perform all the obligations of the Vendor under any such Contracts;

(d) in the case of Intellectual Property Licences, the Vendor and the Purchaser shall (where necessary) have discussions with a view to establishing by mutual agreement (and the agreement of relevant third parties) the identity of those Intellectual Property Licences where a sub-licence is to be granted and/or those where a further licence is to be granted to the Purchaser and/or those which are to be novated or otherwise assigned (subject, where appropriate, to existing licences) to the Purchaser.

5.2 PEL shall with all due diligence execute or cause the execution of such other documents and take such other steps as may reasonably be required by the Purchaser to vest the title to the Assets in the Purchaser or such person as the Purchaser may direct and to give effect to this Agreement.

INTELLECTUAL PROPERTY RIGHTS

6.1 The provisions of this clause 6 shall operate with effect from Completion in relation to Intellectual Property Rights used or held in relation to the Business.

6.2 The Vendor shall procure that all Intellectual Property Rights used or held in relation to the Business are assigned or transferred to the Purchaser such other person as the Purchaser may direct pursuant to clause 4.

EMPLOYEES

7.1 The parties acknowledge and agree that the sale of the Assets is a "relevant transfer" within the meaning of the Transfer of Undertakings (Protection of Employment) Regulations 1981 and the contracts of employment between the Vendor and PEL with the Employees will have effect after Completion as if originally made between the Purchaser and the Employees.

7.2 The Purchaser shall indemnify the Vendor and PEL in respect of any loss suffered by either of them as a result of any claims made against either of them by an Employee after Completion in respect of any changes to the terms and conditions of employment made by the Purchaser in relation to such Employee and in respect of redundancy, unfair dismissal and any other claim by an Employee whatsoever.

POST-COMPLETION UNDERTAKINGS

8.1   The Vendor shall procure that

(i) within 5 working days after Completion, the name of any member of the Vendor's Group shall, where relevant, be changed so as to omit the word "Prospect", "Aiton", "Greenbank" or "Dunn" any confusingly similar word or name; and

(ii) as soon as reasonably practicable after Completion and in any event within 5 working days afterwards, the Vendor's Group shall cease in any manner whatsoever to use or display any trade or service marks, trade or service names, registered designs or logos used or held by the Business or any confusingly similar mark, design, name or logo.

8.2 The Vendor shall not and shall procure that each member of the Vendor's Group shall not purport to assign the right to use the names "Prospect", "Aiton", "Greenbank" or "Dunn".

8.3 The Vendor shall procure that resolution of the Board of Directors of Aiton Australia are passed by which the registration (subject to their being duly stamped) of the transfers in respect of the shares in Aiton Australia comprised in the Shares referred to in clause 4.2 is approved.

WARRANTIES

9.1 Each of the Vendor and Holdings, as applicable, represents and warrants to the Purchaser in the terms of the Warranties and acknowledges that the Purchaser has entered into this Agreement in reliance upon the Warranties.

9.2 The Vendor agrees to waive the benefit of all rights (if any) which the Vendor may have against the Companies or the Pensions Companies or any present or former officer or employee of those companies, on whom the Vendor may have relied in agreeing to any term of this Agreement or against the Assets or the Shares and the Vendor undertakes not to make any claim in respect of such reliance.

9.3 Each of the Warranties shall be construed as a separate Warranty and (save as expressly provided to the contrary) shall not be limited or restricted by reference to or inference from the terms of any other Warranty or any other term of this Agreement.

9.4 The rights and remedies of the Purchaser in respect of the Warranties shall not be affected by (i) Completion (ii) any investigation made into the affairs of the Companies or investigation in relation to the Assets or any knowledge held or gained of any such matters by or on behalf of the Purchaser or (iii) any event or matter whatsoever, other than a specific and duly authorised written waiver or release by the Purchaser.

9.5 The Purchaser undertakes to the Vendor that there are no circumstances within the actual knowledge of the Purchaser which would entitle the Purchaser to make a claim under the Warranties immediately after Completion and insofar as there are any such circumstances the Purchaser will not be entitled to make a claim under the Warranties in respect thereof.

LIMITATIONS ON CLAIMS

10.1 The Vendor shall not be liable for any claim for breach of any of the Warranties unless it receives from the Purchaser written notice containing details of the claim (or potential claim where a claim is in respect of a contingent liability) before the third anniversary of Completion.

10.2 The aggregate amount of the liability of the Vendor for all claims for breach of any of the warranties shall not exceed (pound)9,362,225.

10.3 None of the limitations contained in clauses 10.1 and 10.2 shall apply to any breach of any Warranty which (or the delay in discovery of which) is the consequence of dishonest, deliberate or reckless mis-statement, concealment or other conduct by any member of the Vendor's Group or any officer or employee, or former officer or employee, of any member of the Vendor's Group.

PENSION SCHEMES

11.1 Subject to 11.4 and to the consent of the Commissioners of Inland Revenue and the Contributions Agency of the Department of Social Security and the current trustees of the Pension Schemes (together the Consents), the Vendor shall use its best endeavours to procure that (i) the Vendor is, with effect from Completion, replaced as principal employer for the purposes of the Pension Schemes by the Purchaser, and (ii) the Purchaser is permitted to participate in the Pension Schemes with effect from Completion.

11.2 The Vendor shall assist the Purchaser to obtain the Consents to the change in principal employers envisaged in clause 11.1.

11.3 Subject to 11.4 and to the obtaining of the consent of the current trustees of the Pension Schemes, without prejudice to the generality of clause 11.1, the Vendor shall deliver to the Purchaser

(a) on or before Completion, deeds in the form set out in Schedule 7, each duly executed as deeds by the Vendor and the current trustees of the Pension Schemes.

(b) as soon as practicable after Completion, the originals of all deeds documents and records relating to the Pension Schemes as agreed between the Vendor and Purchaser.

11.4 The Purchaser shall on or before Completion deliver to the Vendor the letter relating to winding-up the Pension Scheme in the form agreed and set out in Schedule 8.

LIABILITIES

12. Save as expressly contemplated by this Agreement, nothing in this Agreement shall make the Purchaser assume any liability or indebtedness or any other obligation and/or arrangement of any nature whatsoever (including the burden of the contracts or under purchase orders), whether contractually or otherwise of the Vendor or any member of the Vendor's Group, including, without limitation, any liability for:

(a) any indebtedness of the Vendor or any member of the Vendor's Group outstanding at the close of business on the date of Completion; or

(b) any breach of contract, negligence, breach of duty or other circumstance giving rise to liability to any third party which is attributable to any act, neglect or default of the Vendor or of PEL in relation to the Business prior to the close of business on the date of Completion, and the Vendor shall indemnify the Purchaser and any member of the Purchaser's Group against any liability which the Purchaser or a member of the Purchaser's Group may incur in respect of any such indebtedness or as a result of any such act, neglect or default (and all costs reasonably incurred by the Purchaser or any member of the Purchaser's Group in connection therewith).

The Purchaser will indemnify PEL against all actions, proceedings, costs, damages and claims in respect of any act or omission on the part of the Purchaser in relation to the Assets after completion.

VAT

13.1 The parties shall use all reasonable efforts to ensure that the transfer of the Assets is treated as a transfer of a business as a going concern for the purposes of section 49(1) of the Value Added Tax Act 1994 (the "VATA 1994") and
article 5 of the Value Added Tax (Special Provisions) Order 1995, including the making by the Purchaser of any election to waive exemption that may be required for this purpose, and PEL shall and the Purchaser shall give notice of such transfer to H.M. Customs & Excise as required by paragraph 11 of Schedule 1 to VATA 1994 or by paragraph 5 of the VAT Regulations or as otherwise required by law. If the transfer of the Assets is not so treated as a transfer of a business as a going concern, the Purchaser shall pay VAT pursuant to a VAT invoice which shall be submitted by PEL and shall reimburse to PEL any penalties and interest arising in connection therewith but only to the extent that such penalties and interests are attributable to any delay or default on the part of the Purchaser.

13.2 PEL shall on Completion deliver to the Purchaser of all the records of the Business referred to in section 49 of the VATA 1994 which are required to be preserved by the Purchaser and the Purchaser hereby undertakes to PEL to preserve such records for not less than six years from Completion and to make such records available to PEL or its agents upon reasonable prior notice during normal working hours.

13.3 PEL warrants that its VAT registration in terms of Schedule 1 to the VATA 1994 has not been cancelled. The parties undertake to jointly approach H.M. Customs & Excise as soon as reasonably practical after the transfer of the business, but in any event within 30 days after the date of transfer of the business, and to apply for PEL's registration to be cancelled as from the date of the transfer and for the Purchaser to take over PEL's VAT registration number. The parties hereby record and agree that all the consequences of the re-allocation of the VAT registration number which are set out in VAT Form 68 are legally binding (including, without detracting from the generality of the consequences listed there, specifically any right of PEL, whether or not existing at the date of the transfer, to credit for input tax that will be recoverable on professional legal services supplied to PEL in connection with its business before the transfer of the Business as a going concern).

RIGHTS OF ADMINISTRATIVE RECEIVERS

14.    In this Clause:

14.1 Administrative Receivers means those individuals appointed by the Bank as administrative receivers of the Vendor, PEL and any other company in the Vendor's Group;

14.2 The Purchaser shall allow the Administrative Receivers and their representatives and agents such facilities as may be reasonably required at any premises occupied by the Purchaser, PA No.2 or PA No.3 or any subsidiary of the Purchaser as an administrative office in the United Kingdom free of charge to complete their receivership duties in relation to the Vendor, PEL and any company in the Vendor's Group to which they have been appointed, including the reasonable use free of charge of an office, external telephone and suitable office furniture and reasonable access to personnel.

14.3 The Purchaser shall allow the Vendor, PEL and any other company in the Vendor's Group and their Administrative Receivers, their representatives and agents reasonable access (without cost to either the Vendor, and/or PEL, and/or the Vendor's Group and/or the Administrative Receivers) to the staff, computer generated information and books and records of the Vendor, PEL and any company in the Vendor's Group to assist the Administrative Receivers to agree and settle the preferential claims against the Vendor, PEL and any company in the Vendor's Group and to assist the Vendor, PEL and any company the Vendor's Group in the realisation of such assets they have (excluding any assets sold thereunder).

14.4 After a date three months after the appointment of any Administrative Receiver, such Administrative Receiver shall give at least one business day's notice of the Administrative Receivers intention to exercise their rights under Clause 14.2 and 14.3.

ENTIRE AGREEMENT

15. This Agreement sets out the entire agreement and understanding between the parties in respect of the sale and purchase of the Shares and the Assets. This Agreement supersedes any Memoranda of Understanding entered into between the Vendor and the Purchaser which shall cease to have any further force or effect. It is agreed that:

(a)    no  party  has  entered  into  this   Agreement  in  reliance   upon  any
       representation, warranty or undertaking of any other party which is not expressly set out or referred to in this Agreement;

(b) no party shall have no claim or remedy under this Agreement in respect of misrepresentation (whether negligent or otherwise, and whether made prior to, and/or in, this Agreement) or untrue statement made by any other party;

(c)   this   clause   shall   not   exclude   any   liability   for   fraudulent
misrepresentation.

VARIATION

16. No variation of this Agreement (or any document entered into pursuant to this Agreement) shall be valid unless it is in writing and signed by or on behalf of each of the parties hereto.

ASSIGNMENT

17. No party shall be entitled to assign the benefit of any provision of this Agreement without the prior written consent of any other party provided, however, that (a) the Purchaser may assign all or any part of its rights hereunder to one or more wholly owned subsidiaries but shall not be released thereby from any of its obligations hereunder and (b) the Vendor may assign the benefit of this Agreement to the Bank by way of security.

ANNOUNCEMENT

18. No announcement or circular in connection with the existence or the subject matter of this Agreement shall be made or issued by or on behalf of the Vendor or the Purchaser without the prior written approval of the other, (such approval not to be unreasonably withheld or delayed). This shall not affect any announcement or circular required by law or the rules of any stock exchange.

COSTS

19. Each of the parties shall pay its own Costs incurred in connection with the negotiation, preparation and implementation of this Agreement.

INVALIDITY

20. If any provision of this Agreement is held to be invalid or unenforceable, then such provision shall (so far as it is invalid or unenforceable) be given no effect and shall be deemed not to be included in this Agreement but without invalidating any of the remaining provisions of this Agreement.

FURTHER ASSURANCE

21. The Vendor shall do or procure to be done all such further acts and things, and execute or procure the execution of all such other documents, as the Purchaser may from time to time reasonably require, whether on or after Completion, for the purpose of giving to the Purchaser the full benefit of all of the provisions of this Agreement.

NOTICES

21.1 Any notice under this Agreement shall be in writing and signed by or on behalf of the party giving it and may be served by leaving it or sending it by fax, prepaid recorded delivery or registered post to the address and for the attention of the relevant party set out in clause 22.2 (or as otherwise notified from time to time hereunder). Any notice so served by fax or post shall be deemed to have been received:

(a)    in the case of fax, twelve (12) hours after the time of despatch;

(b) in the case of recorded delivery or registered post, forty eight (48) hours from the date of posting.

22.2 The addresses of the parties for the purpose of clause 22.1 are as follows:

         The Vendor:

         For the attention of:          The Finance Director

         Fax:                           01332 293362


         PEL

         For the attention of:          The Finance Director

         Fax:                           01332 293362


         Dunn:

         For the attention of:          The Finance Director

         Fax:                           01332 293362


         The Purchaser:

         For the attention of:          The Chief Financial Officer

         Fax:                           001 504 296 1192

COUNTERPARTS

23. This Agreement may be entered into in any number of counterparts and by the parties to it on separate counterparts, each of which, when executed and delivered, shall be an original, but all the counterparts shall together constitute one and the same instrument.

GOVERNING LAW

24. This Agreement is governed by and shall be construed in accordance with the laws of England.

JURISDICTION

25. Each of the parties irrevocably submits to the exclusive jurisdiction of the Courts of England.

AGENT FOR SERVICE OF PROCESS

26. The Purchaser shall at all times maintain an agent for service of process and any other documents in proceedings in England or any other proceedings in connection with the Agreement. Such agent shall be the registered office of Pipework Engineering Developments Limited of Neachells Lane, Wednesfield, Wolverhampton WV11 3QH and any writ, judgment or other notice of legal process shall be sufficiently served on the Purchaser if delivered to such agent at its address for the time being. The Purchaser undertakes not to revoke the authority of the above agent and if, for any reason, the Vendor requests the Purchaser to do so, it shall promptly appoint another such agent with an address in England and advise the Vendor thereof. If following such a request the Purchaser fails to appoint another agent, the Vendor shall be entitled to appoint one on behalf of the Purchaser.

     AS WITNESS this Agreement has been signed on behalf of the parties the day and year first before written.


                           SIGNED by M.J. MACARTNEY)
                             for and on behalf of)
                    PROSPECT INDUSTRIES PLC) M.J. Macartney
                              in the presence of:)

                                   D. Murray
                                   Solicitor
                                     Leeds



                             SIGNED by D.T. CUNDY)
                             for and on behalf of)
                        PROSPECT ENGINEERING) D.T. Cundy
                          LIMITED in the presence of:)

                                   D. Murray
                                   Solicitor
                                     Leeds



                           SIGNED by M.J. MACARTNEY)
                             for and on behalf of)
                       DUNN INTERNATIONAL) M.J. Macartney
                          LIMITED in the presence of:)

                                   D. Murray
                                   Solicitor
                                     Leeds



                         SIGNED by T.A. BARFIELD, JR.)
                       the duly authorised Secretary and)
                              General Counsel of)
                    THE SHAW GROUP INC.) T.A. Barfield, Jr.
                              in the presence of:)

                               Robert Alan Wilson

                              Charlotte M. Fallon
                                65 Fleet Street
                                London EC4Y 1HS